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                                                                   EXHIBIT 23(a)






                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


The Board of Directors
Associated Banc-Corp.:


We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.





KPMG LLP

Chicago, Illinois
April 19, 2001